Exhibit 10.29

CASH COMPENSATION INFORMATION FOR NON-EMPLOYEE DIRECTORS

Exelixis, Inc.
Cash Compensation for Non-Employee Directors

Board of Directors	Retainer Fee	$50,000
	Additional Chair Retainer Fee	$31,000
	Meeting Fee[12]	$2,500

Audit Committee	Retainer Fee	$12,000
	Additional Chair Retainer Fee	$13,000
	Meeting Fee[13]	$1,000

Compensation Committee	Retainer Fee	$10,000
	Additional Chair Retainer Fee	$10,000
	Meeting Fee[13]	$1,000

Nominating and Corporate Governance Committee	Retainer Fee	$5,000
	Additional Chair Retainer Fee	$10,000
	Meeting Fee[14]	$1,000

Research & Development Committee	Retainer Fee	$5,000
	Additional Chair Retainer Fee	$10,000
	Meeting Fee[14]	$1,000

Risk Committee	Retainer Fee	$5,000
	Additional Chair Retainer Fee	$10,000
	Meeting Fee[14]	$1,000

[1]	Meetings for which minutes are generated count toward the meeting threshold to determine when Meeting Fees are to be paid.

[2]	Meeting Fee paid for all meetings in excess of eight meetings.

[3]	Meeting Fee paid for all meetings in excess of seven meetings.

[4]	Meeting Fee paid for all meetings in excess of four meetings.